                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the use of our report dated April 19, 1996, with respect to the financial statements of 2301 SE 17th St., Ltd., included in this Prospectus of Florida Panthers Holdings, Inc. filed on Post-Effective Amendment No. 1 to Form S-1 and to the reference to our firm under the heading "Experts."


/s/ KPMG Peat Marwick LLP

KPMG PEAT MARWICK LLP

Fort Lauderdale, Florida,

October 27, 1997.